UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 205439


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 12 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18, 1998


                          Musicland Stores Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                     1-11014                    41-1623376
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


              10400 Yellow Circle Drive
                Minnetonka, Minnesota                     55343
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (612) 931-8000

Item 5.  Other Events.


         On March 18, 1998 the Registrant and its wholly owned subsidiary, The Musicland Group, Inc. issued a notice of a certain proposed unregistered offering of debt securities pursuant to Rule 135c. of the Securities Act of 1933. See attached Press Release (Exhibit 99).


Item 7.  Financial Statements and Exhibits


         (c)      Exhibits

                  99       Press Release dated March 18, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 1998

                                   MUSICLAND STORES CORPORATION
                                           (Registrant)



                                   By:  /s/ Keith A. Benson
                                      -----------------------
                                          Keith A. Benson
                               Vice Chairman and Chief Financial Officer

                                  EXHIBIT INDEX



                                                        Page No. in Sequentially
Exhibit          Description of Exhibit                     Numbered Copy
-------          ----------------------                 ------------------------


  99             Press Release dated March 18, 1998                5